INVESCO EXCHANGE-TRADED FUND TRUST ii
SUPPLEMENT DATED october 16, 2023 TO THE PROSPECTUSES
DATED DECEMBER 16, 2022 OF:
Invesco NASDAQ Next Gen 100 ETF (QQQJ)
(the “Fund”)
The Fund’s classification has changed from “non-diversified” to “diversified,” and therefore the Fund is now required to meet certain diversification requirements under the Investment Company Act of 1940. All references in the Fund’s Summary Prospectus and Statutory Prospectus with regard to the Fund being “non-diversified” are hereby deleted in their entirety.
The following disclosure is added in the section “Summary Information – Principal Investment Strategies”:
The Fund intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the Underlying Index is diversified. The Fund may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In seeking to track the Underlying Index, the Fund was managed as diversified as of August 31, 2023.
The following disclosure is added in the sections “Summary Information – Principal Risks of Investing in the Fund” and “Additional Information About the Fund’s Strategies and Risks – Principal Risks of Investing in the Fund”:
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Please Retain This Supplement For Future Reference.
P-QQQJ-PRO-SUP 101623

INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED october 16, 2023 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 16, 2022,
as previously supplemented, OF:
Invesco NASDAQ Next Gen 100 ETF (QQQJ)
(the “Fund”)
The Fund’s classification has changed from “non-diversified” to “diversified.” The disclosure in the Statement of Additional Information is updated as follows:
The seventh sentence in the first paragraph under the section titled “General Description of the Trust and the Funds” on page 1 is hereby revised to identify the Fund in the list of “Diversified Funds that may change to Non-Diversified.”
In addition and accordingly, the Fund is now subject to the following investment restrictions:
The Fund, as a fundamental policy, may not:
(1) As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities), except as may be necessary to approximate the composition of its Underlying Index.
(2) As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except as may be necessary to approximate the composition of its Underlying Index.
Please Retain This Supplement For Future Reference.
P-QQQJ-SOAI-SUP 101623